Exhibit 32.1

CERTIFICATION PURSUANT TO
THE SARBANES-OXLEY ACT OF 2002
CHIEF EXECUTIVE OFFICER

I, Gary Herman, certify that:

In connection with the Annual Report of Digital Creative Development Corporation (the “Company”) on Form 10-K for the period ending June 30, 2009 (the “Report”), the undersigned officer of the Company, certifies, pursuant to 18 U.S.C. Section 1340, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Gary Herman
Gary Herman, Chief Executive Officer May 26, 2011